Long-Term Debt and Capital Lease Obligations	3 Months Ended
Mar. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt and Capital Lease Obligations
Long-Term Debt and Capital Lease Obligations

The Company’s long-term debt and capital lease obligations consisted of the following as of December 31, 2012 and March 31, 2013:

	As of December 31, 2012	As of March 31, 2013
	(in thousands)
ITC^DeltaCom senior secured notes due April 2016	$292,300	$292,300
Unamortized premium on ITC^DeltaCom senior secured notes due April 2016	15,694	14,605
EarthLink senior notes due May 2019	300,000	300,000
Unamortized discount on EarthLink senior notes due May 2019	(8,818)	(8,563)
Capital lease obligations	17,089	16,723
Carrying value of debt and capital lease obligations	616,265	615,065
Less current portion of debt and capital lease obligations	(1,375)	(1,399)
Long-term debt and capital lease obligations	$614,890	$613,666

ITC^DeltaCom Senior Secured Notes due April 2016

General.  In connection with the EarthLink’s acquisition of ITC^DeltaCom, Inc. (“ITC^DeltaCom”) in December 2010, EarthLink assumed ITC^DeltaCom’s outstanding $325.0 million aggregate principal amount of 10.5% senior secured notes due on April 1, 2016 (the “ITC^DeltaCom Notes”). The ITC^DeltaCom Notes were not repaid or guaranteed by EarthLink.  The ITC^DeltaCom Notes were recorded at acquisition date fair value, which was based on publicly-quoted market prices. The resulting debt premium of $26.3 million is being amortized over the remaining life of the ITC^DeltaCom Notes using the effective interest method.

Under the indenture for the ITC^DeltaCom Notes, following the consummation of the acquisition, ITC^DeltaCom was required to offer to repurchase any or all of the ITC^DeltaCom Notes at 101% of their principal amount.  The tender window was open from December 20, 2010 through January 18, 2011. As a result, approximately $0.2 million outstanding principal amount of the ITC^DeltaCom Notes was repurchased in January 2011. The remaining ITC^DeltaCom Notes remain outstanding as obligations of ITC^DeltaCom and its subsidiaries.

The ITC^DeltaCom Notes accrue interest at a rate of 10.5% per year. Interest on the ITC^DeltaCom Notes is payable semi-annually in cash in arrears on April 1 and October 1 of each year. The ITC^DeltaCom Notes will mature on April 1, 2016.

Redemption.  ITC^DeltaCom may redeem some or all of the ITC^DeltaCom Notes, at any time before April 1, 2013, at a redemption price equal to 100% of their principal amount plus a “make-whole” premium. ITC^DeltaCom may redeem some or all of the ITC^DeltaCom Notes at any time on or after April 1, 2013, at specified redemption prices declining from 105.250% to 100% of their principal amount. In addition, before April 1, 2013, ITC^DeltaCom may redeem up to 35% of the aggregate principal amount of the ITC^DeltaCom Notes at a redemption price equal to 110.5% of their principal amount with the net proceeds of certain equity offerings. During any 12-month period before April 1, 2013, ITC^DeltaCom may redeem up to 10% of the aggregate principal amount of the ITC^DeltaCom Notes at a redemption price equal to 103% of their principal amount.

In December 2012, the Company exercised its right to call for the redemption of 10% of the aggregate principal amount of its outstanding ITC^DeltaCom Notes. The Company redeemed $32.5 million aggregate principal amount of the ITC^DeltaCom Notes on December 6, 2012. The redemption price was equal to 103% of the principal amount thereof, plus accrued and unpaid interest. Upon completion of the redemption, $292.3 million aggregate principal amount of the ITC^DeltaCom Notes remained outstanding. The Company recognized an $0.8 million gain on redemption.

If (1) ITC^DeltaCom sells certain of its assets and does not either (a) apply the net sale proceeds to repay indebtedness under the ITC^DeltaCom Notes or other indebtedness secured on a first-priority basis or (b) reinvest the net sale proceeds in its business or (2) ITC^DeltaCom experiences a change of control, ITC^DeltaCom may be required to offer to purchase ITC^DeltaCom Notes from holders at 100% of their principal amount, in the case of a sale of assets, or 101% of their principal amount, in the case of a change of control. ITC^DeltaCom would be required to pay accrued and unpaid interest, if any, on the ITC^DeltaCom Notes redeemed or purchased in each of the foregoing events of redemption or purchase.

Ranking and guaranty. The ITC^DeltaCom Notes are ITC^DeltaCom’s general senior obligations and rank equally in right of payment with any future senior indebtedness. The ITC^DeltaCom Notes are secured on a first-priority basis, along with any future pari passu secured obligations, subject to specified exceptions and permitted liens, by substantially all of the assets of ITC^DeltaCom and its subsidiaries that are deemed to be restricted subsidiaries under the indenture governing the ITC^DeltaCom Notes. Currently all of ITC^DeltaCom’s subsidiaries are deemed to be restricted subsidiaries under the indenture.

The ITC^DeltaCom Notes are guaranteed on a senior secured basis by each of ITC^DeltaCom’s restricted subsidiaries on the initial issue date of the ITC^DeltaCom Notes and will be guaranteed on a senior secured basis by each future domestic restricted subsidiary, other than certain excluded subsidiaries, and by any foreign restricted subsidiary that guarantees any indebtedness of ITC^DeltaCom or any domestic restricted subsidiary. The guarantees are the subsidiary guarantors’ general senior obligations and rank equally in right of payment with all of the subsidiary guarantors’ existing and future senior indebtedness.

Covenants. The indenture governing the ITC^DeltaCom Notes contains covenants that, among other things, limit ITC^DeltaCom’s ability, and the ability of ITC^DeltaCom’s restricted subsidiaries, to incur additional indebtedness, create liens, pay dividends on, redeem or repurchase ITC^DeltaCom’s capital stock, make investments or repay subordinated indebtedness, engage in sale-leaseback transactions, enter into transactions with affiliates, sell assets, create restrictions on dividends and other payments to ITC^DeltaCom from its subsidiaries, issue or sell stock of subsidiaries and engage in mergers and consolidations. All of the covenants are subject to a number of important qualifications and exceptions under the indenture. As of March 31, 2013, ITC^DeltaCom was in compliance with all of its covenants.

EarthLink Senior Notes due May 2019

General.  In May 2011, the Company completed a private placement of $300.0 million aggregate principal amount of 8-7/8% Senior Notes due 2019 (the “Senior Notes”).  The Senior Notes were issued at 96.555% of their principal amount, resulting in gross proceeds of approximately $289.7 million and net proceeds of $280.2 million after deducting transaction fees of $9.5 million. In September 2011, in accordance with the registration rights granted to the original purchasers of the Senior Notes, the Company completed an exchange offer of the privately placed Senior Notes for new 8-7/8% Senior Notes due 2019 registered with the SEC with substantially identical terms to the original Senior Notes.

The Senior Notes accrue interest at a rate of 8-7/8% per year, payable on May 15 and November 15 of each year, commencing on November 15, 2011. The Senior Notes will mature on May 15, 2019.

Redemption.  The Company may redeem the Senior Notes, in whole or in part, (i) from May 15, 2015 until May 15, 2016 at a price equal to 104.438% of the principal amount of the Senior Notes redeemed; (ii) from May 15, 2016 until May 15, 2017 at a price equal to 102.219% of the principal amount of the Senior Notes redeemed; and (iii) from May 15, 2017 at a price equal to 100% of the principal amount of the Senior Notes redeemed, in each case plus accrued and unpaid interest.  Prior to May 15, 2015, the Company may also redeem the Senior Notes, in whole or in part, at a price equal to 100% of the aggregate principal amount of the Senior Notes to be redeemed plus a make-whole premium and accrued and unpaid interest.  In addition, prior to May 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds of certain equity offerings at a price equal to 108.875% of the principal amount of the Senior Notes redeemed, plus accrued and unpaid interest.

Ranking and guaranty. The Senior Notes and the related guarantees of certain of the Company’s wholly-owned subsidiaries (the “Guarantors”) are the Company’s and the Guarantors’ unsecured senior obligations and rank equally with all of the Company’s and the Guarantors’ other senior indebtedness.

Covenants. The indenture governing the Senior Notes includes covenants which, subject to certain exceptions, limit the ability of the Company and its Restricted Subsidiaries (as defined in the indenture) to, among other things, incur additional indebtedness, make certain types of restricted payments, incur liens on assets of the Company or the Restricted Subsidiaries, engage in asset sales and enter into transactions with affiliates. Upon a change of control (as defined in the indenture), the Company may be required to make an offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest. The indenture governing the Senior Notes also contains customary events of default. As of March 31, 2013, the Company was in compliance with these covenants.

Revolving Credit Facility

General.  On May 20, 2011, the Company entered into a credit agreement (the “Credit Agreement”) providing for a senior secured revolving credit facility with aggregate revolving commitments of $150.0 million. The senior secured revolving credit facility terminates on May 20, 2015, and all amounts outstanding thereunder shall be due and payable in full.  The Company paid $1.9 million of transaction fees related to the new senior secured revolving credit facility, which are being amortized to interest expense over the life of the credit facility using the straight-line method. Commitment fees and borrowing costs under this facility vary and are based the Company’s most recent Consolidated Leverage Ratio (as defined in the Credit Agreement).  As of March 31, 2013, the Company’s Commitment Fee was 0.375% and the Company’s borrowing cost would be LIBOR plus 2.50% for LIBOR Rate Loans and the Base Rate plus 1.50% for Base Rate Loans. No loans were outstanding under the senior secured revolving credit facility as of March 31, 2013. However, $1.6 million of letters of credit were outstanding under the facility’s Letter of Credit Sublimit as of March 31, 2013.

Prepayment. The Company may prepay the senior secured revolving credit facility in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders’ breakage and redeployment costs in the case of prepayment of LIBOR borrowings. The Company may irrevocably reduce or terminate the unutilized portion of the senior secured revolving credit facility at any time without penalty.

Covenants. The Credit Agreement contains representations and warranties, covenants, and events of default with respect to the Company and its subsidiaries that are customarily applicable to senior secured credit facilities.  However, such covenants will not apply to ITC^DeltaCom and its subsidiaries until the earlier of (i) the repayment or refinancing in full of the ITC^DeltaCom Notes or (ii) the date ITC^DeltaCom and its U.S. subsidiaries become guarantors of the senior secured revolving credit facility.  ITC^DeltaCom is not currently a guarantor under the senior secured revolving credit facility. The negative covenants contained in the Credit Agreement include restrictions on the ability of the Company and its subsidiaries to, among other things, incur additional indebtedness, incur liens on assets, engage in certain mergers, acquisitions or divestitures, pay dividends or make other distributions, voluntarily prepay certain other indebtedness (including certain prepayments of the Company’s existing notes and the ITC^DeltaCom Notes), enter into transactions with affiliates, make investments, and change the nature of their businesses, and amend the terms of certain other indebtedness (including the Company’s existing notes and the ITC^DeltaCom Notes), in each case subject to certain exceptions set forth in the Credit Agreement.

Additionally, the Credit Agreement requires the Company to maintain a maximum consolidated leverage ratio and a minimum consolidated interest coverage ratio (as defined in the Credit Agreement). As of March 31, 2013, the Company was in compliance with these covenants. As a result of an increase in capital expenditures, the Company may not satisfy the minimum consolidated interest coverage ratio within the next twelve months. Based on discussion with the administrative agent for the Credit Agreement, the Company believes it would be able to amend the Credit Agreement to permit compliance with this covenant. However, if the Company breached this covenant, it would not be able to access funds under the revolving credit facility. This would not impact the Company's results of operations as no amounts are drawn under the credit facility. However, it would provide the Company with less flexibility for strategic transactions and other potential business needs.

Capital Lease Obligations

The Company maintains capital leases relating to indefeasible right-to-use agreements, vehicles and equipment. Depreciation expense related to assets under capital leases is included in depreciation and amortization expense in the Condensed Consolidated Statements of Comprehensive Income (Loss).